UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 30, 2015

WMI LIQUIDATING TRUST
(Exact name of registrant as specified in its charter)

Commission File Number:  000-54922

DELAWARE	45-6794330
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1201 THIRD AVENUE, SUITE 3000
SEATTLE, WASHINGTON 98101
(Address of principal executive offices, including zip code)

(206) 432-8887
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Quarterly Summary Report

On January 30, 2015, WMI Liquidating Trust (the “Trust”), as successor-in-interest to Washington Mutual, Inc. (“WMI”) and WMI’s wholly-owned subsidiary, WMI Investment Corp. (collectively with WMI, the “Debtors”), filed the Trust’s Quarterly Summary Report for the period October 1, 2014 through December 31, 2014 (the “Quarterly Summary Report”) with the United States Bankruptcy Court for the District of Delaware (the “Court”) (Case Number 08-12229 (MFW)).  The Quarterly Summary Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The Quarterly Summary Report will be made available electronically on the internet website of the Trust at wmitrust.com.

Cautionary Statement Regarding Financial and Operating Data

The financial and operating data set forth in the Quarterly Summary Report was prepared solely for the purpose of complying with the quarterly operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C §1746(2).  The Quarterly Summary Report is limited in scope, covers only a limited time period, and is not intended to serve as a basis for investment in any security of any issuer.  The Quarterly Summary Report was prepared in accordance with liquidation basis accounting but was not audited or reviewed by an independent accountant, and is subject to future adjustment and reconciliation.  Given its limited scope, the Quarterly Summary Report does not include all adjustments and notes that would be required to report in accordance with Generally Accepted Accounting Principles. Results set forth in the Quarterly Summary Report should not be viewed as indicative of future results.

Cautionary Statement Regarding Forward-Looking Statements

The exhibit hereto may contain certain estimates, statements of belief and assumptions that may be deemed to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and/or covered by the “Bespeaks Caution” doctrine applied by the courts under the antifraud provisions of the federal securities laws.  Such forward-looking statements are based on current plans, expectations, estimates and beliefs about the value of the assets of the Trust.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” or variations of such words and similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future payments to holders of beneficial interests in the Trust (“Liquidating Trust Interests”) and are subject to risks and uncertainties that are difficult to predict.  These risks include, among other factors: (i) the Trust’s ability to obtain Court approval with respect to motions in the Debtors’ chapter 11 proceedings prosecuted by the Trust from time to time; (ii) the Trust’s ability to resolve disputed claims; (iii) risks associated with any litigation and other claims that might be brought against the Debtors or by or against the Trust in the future during the anticipated initial three year term of the Trust (which term may be extended for up to three more years or a maximum of six years, subject to certain limited exceptions, with the approval of the Court); and (iv) there is no liquidity for the Liquidating Trust Interests issued by the Trust, which are non-certificated and non-transferable other than by will, intestate succession or operation of law.

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Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
EX-99.1
Quarterly Summary Report for the period October 1, 2014 through December 31, 2014, filed with the United States Bankruptcy Court for the District of Delaware by WMI Liquidating Trust as Successor-in-Interest to Washington Mutual, Inc. and WMI Investment Corp.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WMI LIQUIDATING TRUST

Date: January 30, 2015	By:	/s/ John Maciel
John Maciel
Chief Financial Officer

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